SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

GMX RESOURCES INC.
(Name of Registrant as Specified in its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

GMX RESOURCES INC.

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 16, 2012.
Vote by Internet
•Go to www.investorvote.com/GMXR
•Or scan the QR code with your smartphone
•Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - -

A	Proposals — The Board of Directors recommends that a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.								+
1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold
01 - Ken L. Kenworthy, Jr.	☐	☐	02 - T. J. Boismier	☐	☐	03 - Thomas G. Casso	☐	☐

04 - Michael G. Cook	☐	☐	05 - Steven Craig	☐	☐	06 - Ken L. Kenworthy, Sr.	☐	☐

07 - J. David Lucke	☐	☐	08 - Jon W. “Tucker” McHugh	☐	☐	09 - Michael J. Rohleder	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Amendment to the Company’s Certificate of Incorporation to increase the maximum number of authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares.	☐	☐	☐	3.	Say on Pay - Approval of advisory resolution on executive compensation.	☐	☐	☐

4.	Ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for the year ending December 31, 2012.	☐	☐	☐	5.	Amendment to the Certificate of Designation of the 9.25% Series B Cumulative Preferred Stock to revise the definition of “Change of Ownership or Control.”	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print your new address below.		Comments — Please print your comments below.	Meeting Attendance
			Mark the box to the right	☐
if you plan to attend the
Annual Meeting.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy — GMX RESOURCES INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

9400 North Broadway, Suite 600

Oklahoma City, Oklahoma 73114

(405) 600-0711

James A. Merrill and Teresa Jacobs, or either of them, as proxies (“Proxies”) each with the power of substitution, are hereby authorized to represent and vote all of the shares of Common Stock and 9.25% Series B Cumulative Preferred Stock of GMX RESOURCES INC. held of record by the undersigned on the record date, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders to be held on May 16, 2012, or at any postponement or adjournment thereof.

The Proxies will vote the shares represented by this proxy as directed on the reverse side by the undersigned. If no such directions are indicated, the Proxies are authorized, and will, to the extent permitted by law, vote FOR all nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

GMX RESOURCES INC.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends that a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

01 - Ken L. Kenworthy, Jr.	☐	☐	02 - T. J. Boismier	☐	☐	03 - Thomas G. Casso	☐	☐

04 - Michael G. Cook	☐	☐	05 - Steven Craig	☐	☐	06 - Ken L. Kenworthy, Sr.	☐	☐

07 - J. David Lucke	☐	☐	08 - Jon W. “Tucker” McHugh	☐	☐	09 - Michael J. Rohleder	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Amendment to the Company’s Certificate of Incorporation to increase the maximum number of authorized shares of Common Stock from 100,000,000 shares to 250,000,000 shares.	☐	☐	☐	3.	Say on Pay - Approval of advisory resolution on executive compensation.	☐	☐	☐

4.	Ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for the year ending December 31, 2012.	☐	☐	☐	5.	Amendment to the Certificate of Designation of the 9.25% Series B Cumulative Preferred Stock to revise the definition of “Change of Ownership or Control.”	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy — GMX RESOURCES INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

9400 North Broadway, Suite 600

Oklahoma City, Oklahoma 73114

(405) 600-0711

James A. Merrill and Teresa Jacobs, or either of them, as proxies (“Proxies”) each with the power of substitution, are hereby authorized to represent and vote all of the shares of Common Stock and 9.25% Series B Cumulative Preferred Stock of GMX RESOURCES INC. held of record by the undersigned on the record date, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders to be held on May 16, 2012, or at any postponement or adjournment thereof.

The Proxies will vote the shares represented by this proxy as directed on the reverse side by the undersigned. If no such directions are indicated, the Proxies are authorized, and will, to the extent permitted by law, vote FOR all nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

GMX RESOURCES INC.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A	Proposal — The Board of Directors recommends that a vote FOR Proposal 5.

		For	Against	Abstain
5.	Amendment to the Certificate of Designation of the 9.25% Series B Cumulative Preferred Stock to revise the definition of “Change of Ownership or Control.”	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy — GMX RESOURCES INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

9400 North Broadway, Suite 600

Oklahoma City, Oklahoma 73114

(405) 600-0711

James A. Merrill and Teresa Jacobs, or either of them, as proxies (“Proxies”) each with the power of substitution, are hereby authorized to represent and vote all of the shares of 9.25% Series B Cumulative Preferred Stock of GMX RESOURCES INC. held of record by the undersigned on the record date, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders to be held on May 16, 2012, or at any postponement or adjournment thereof.

The Proxies will vote the shares represented by this proxy as directed on the reverse side by the undersigned. If no such directions are indicated, the Proxies are authorized, and will, to the extent permitted by law, vote FOR Proposal 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)